Income Taxes (The Federal Statutory Income Tax Rate Differs From Our Effective Tax Rate) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Provision for federal income taxes expected at 34% statutory rate	$ (2,201)	$ (6,355)
Increase (reduction) resulting from:
Tax on global activities, net of foreign tax credits	(2,842)	2
State income taxes, less federal income tax benefit	(895)	(287)
Loss on debt extinguishment	179	728
Change in valuation allowance	7,172	3,507
Change in fair value of warrants	(1,518)	0
Goodwill impairment loss	0	57
Prior year true up	1,008	(715)
Other	335	25
Benefit from income taxes	$ 1,238	$ (3,038)